UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2006
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                 001-11421               61-0502302
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 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


               100 Mission Ridge
           Goodlettsville, Tennessee                           37072
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    (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On June 1, 2006, Dollar General Corporation (the "Company") issued a news release regarding results of operations and financial condition for the first quarter ended May 5, 2006. The news release is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein.


ITEM 7.01.   REGULATION FD DISCLOSURE

     The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth information regarding the planned conference call and webcast to discuss first quarter earnings, the outlook for the fiscal 2006 second quarter and full year, the preliminary results of the shareholder votes at the Company's 2006 Annual Meeting of Shareholders, the planned webcast of an analyst and investor meeting and other matters.

     On June 1, 2006, the Company issued a news release regarding sales results for the four-week and 17-week periods ended May 26, 2006. The news release is attached hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Financial statements of businesses acquired. N/A
       (b)   Pro forma financial information. N/A
       (c)   Shell company transactions. N/A
       (d) Exhibits. See Exhibit Index immediately following the signature page hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 1, 2006            DOLLAR GENERAL CORPORATION
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                               By:  /s/ Susan S. Lanigan
                                   ---------------------------------------------
                                    Susan S. Lanigan
                                    Executive Vice President and General Counsel



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                                  EXHIBIT INDEX


   Exhibit No.       Description
   -----------       -----------

      99.1 News release dated June 1, 2006 regarding 2006 first quarter financial results and other matters.
      99.2 News release dated June 1, 2006 regarding May 2006 sales results.